Subsequent Events	6 Months Ended
Oct. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
16.
SUBSEQUENT EVENTS

On November 7, 2025, the Company established an at-the-market equity offering facility ("Jones ATM Facility") with JonesTrading Institutional Services, LLC ("Jones"). The Company is entitled, at its discretion and from time-to-time during the term of the ATM Agreement, to sell, through the Agent common shares of the Company. On November 7, 2025, in connection with the Jones ATM Facility, the Company filed a prospectus supplement permitting the sales of common shares having an aggregate gross sales price of up to US$30.0 million. Sales of the common shares will be made in transactions that are deemed to be "at-the-market distributions" as defined in Rule 415(a)(4) of the U.S. Securities Act, as amended, including, without limitation, sales made directly on Nasdaq or any other existing trading market for the common shares in the United States. Common shares will only be sold on the facilities of an exchange or market outside Canada to purchasers who the Company has no reason to believe are resident in Canada and, in all others cases, to purchasers who are not located or resident in Canada. The Company will determine, at its sole discretion, the date, minimum price and maximum number of common shares to be sold under the Jones ATM Facility. The common shares will be distributed from time to time in negotiated transactions, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices, and/or in any other manner permitted by applicable law. As such, the prices may vary between purchasers over time. The Company is not required to sell any common shares at any time during the term of the Jones ATM Facility. As of December 12, 2025, 533,969 common shares were sold under the ATM with net proceeds of $0.9 million.